First Quarter 2026 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of changes in interest rates could reduce our net interest margins and Net interest income; increased credit risk, including as a result of deterioration in economic conditions, could require us to increase our allowance for credit losses and could have a material adverse effect on our results of operations and financial condition; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2026 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 1Q26 1Q26 Earnings • Net income available to common shareholders of $6.2 million, or $0.63, per diluted share • Diluted earnings per share increased 85% from the prior quarter, and 47% compared to 1Q25 • Pre-tax, pre-provision net income increased $2.0 million, or 38%, compared to 4Q25, and $1.9 million, or 36%, compared to 1Q25 • Positive trends in a number of key areas resulted in improvement in profitability from prior quarter Continued Execution on Strategic Priorities • Continued focus on prudent risk management and a conservative approach to new loan production, supported by new banking talent that is helping drive solid loan growth • Increase in loans held for investment of $41 million, or 1.5%, in 1Q26 • Success in deposit gathering efforts with increase in deposits of $95 million, or 3.5%, in 1Q26 • Positive trends in asset quality with decline in non-performing assets • Continued disciplined expense management Positive Trends in Key Metrics • Net interest income increased for the sixth consecutive quarter • Improvement in net interest margin from prior quarter primarily due to improved cost of funds • Mortgage, Trust and investment management, and Insurance fees all increased in the quarter • Further increase in tangible book value per share 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $6.2 million increased 87% from 4Q25 and 48% from 1Q25 • Diluted earnings per share of $0.63 increased 85% from 4Q25 and 47% from 1Q25 • Tangible book value per share(1) increased 3.3% from $24.07 in 4Q25 to $24.87 in 1Q26 Net Income Available to Common Shareholders Diluted Earnings per Share $4,185 $2,503 $3,186 $3,314 $6,208 1Q25 2Q25 3Q25 4Q25 1Q26 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0.43 $0.26 $0.32 $0.34 $0.63 1Q25 2Q25 3Q25 4Q25 1Q26 $— $0.20 $0.40 $0.60 $0.80 (1) See Non-GAAP reconciliation within the appendix.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment increased $40.7 million primarily due to growth in the 1-4 family residential and Commercial and industrial portfolios • Total loans held for investment increased for the fourth consecutive quarter and Total loans increased 12% year-over-year • New loan production diversified across markets and loan types • New loan production in 1Q26 of $115.8 million with a focus on relationship- based lending • Average rate on new loan production was 6.31% in 1Q26, relatively consistent with 4Q25 1Q25 4Q25 1Q26 Cash, securities and other $ 101,078 $ 164,787 $ 164,119 Consumer and other 16,688 19,504 20,036 Construction and development 291,133 189,790 195,230 1-4 family residential 971,179 1,030,211 1,069,542 Non-owner occupied CRE 636,820 813,408 780,279 Owner occupied CRE 182,417 205,063 212,177 Commercial and industrial 223,197 226,107 248,875 Total $ 2,422,512 $ 2,648,870 $ 2,690,258 Loans accounted for at fair value(2) 6,280 3,216 2,492 Total Loans HFI $ 2,428,792 $ 2,652,086 $ 2,692,750 Mortgage loans held for sale 10,557 40,176 28,426 Total Loans $ 2,439,349 $ 2,692,262 $ 2,721,176 (1) Represents unpaid principal balance. Excludes deferred fees, unamortized premiums, basis adjustments, net. (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,428 $2,468 $2,594 $2,676 $2,718 $2,692 $2,721 1Q25 2Q25 3Q25 4Q25 1Q26 4Q25 1Q26 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $70.8 $166.9 $145.7 $146.2 $115.8 $71.6 $122.6 $110.1 $131.3 $95.9 Production Loan Payoffs 1Q25 2Q25 3Q25 4Q25 1Q26 $0 $50 $100 $150 $200 ($ in millions) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased 3.5% from $2.75 billion in 4Q25 to $2.84 billion in 1Q26, due to growth in all deposit types • Noninterest-bearing deposits increased 10.2% from $345 million in 4Q25 to $380 million in 1Q26 primarily driven by operating account fluctuations • Interest-bearing deposits increased 2.5% from $2.40 billion in 4Q25 to $2.46 billion in 1Q26 primarily driven by growth in money market deposit accounts and time deposit accounts 1Q25 4Q25 1Q26 Money market deposit accounts $ 1,566,737 $ 1,913,591 $ 1,945,207 Time deposits 379,533 352,473 371,889 Interest checking accounts 144,980 122,292 130,821 Savings accounts 14,451 13,250 13,626 Noninterest-bearing accounts 409,696 344,969 380,072 Total Deposits $ 2,515,397 $ 2,746,575 $ 2,841,615 Deposit Portfolio Composition Total Deposits $2,454 $2,400 $2,772 $2,747 $2,735 $2,747 $2,842 1Q25 2Q25 3Q25 4Q25 1Q26 4Q25 1Q26 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management decreased $43 million, or 0.6%, during the quarter to $7.23 billion • The decrease in AUM from 4Q25 was primarily attributable to lower market values, partially offset by new accounts • Compared to 1Q25, AUM increased 0.8% from $7.18 billion ($ in millions, as of quarter end) Total Assets Under Management $7,177 $7,497 $7,433 $7,278 $7,235 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody 1Q25 2Q25 3Q25 4Q25 1Q26 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix. Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $24.6 $24.2 $26.3 $26.7 $27.6 Wealth Management Mortgage 1Q25 2Q25 3Q25 4Q25 1Q26 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 3.4% from $26.7 million in 4Q25 to $27.6 million in 1Q26 • Net interest income increased 1.5% from prior quarter, primarily driven by a 10 basis point increase in net interest margin • Non-interest income increased $0.6 million from prior quarter, primarily driven by increases in Net gain on mortgage loans and Risk management and insurance fees Non-interest Income $6,656 24.2% Net Interest Income $20,883 75.8% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $0.3 million, or 1.5%, from $20.6 million in 4Q25 to $20.9 million in 1Q26, primarily driven by a 10 basis point increase in net interest margin, partially offset by lower day count • Net interest margin increased 10 basis points during the quarter from 2.71% in 4Q25 to 2.81% in 1Q26, primarily due to a 13 basis point decrease in cost of funds, partially offset by a 2 basis point decrease in yield on interest-earning assets • The decrease in cost of funds was primarily due to lower rates as a result of the Company reducing deposit rates commensurate with the short-term rate decreases in 2025 • Net interest income increased 19.7% from 1Q25 primarily driven by a 20 basis point increase in net interest margin and an increase in average interest-earning assets Net Interest Income Net Interest Margin $17,453 $17,884 $19,454 $20,577 $20,883 1Q25 2Q25 3Q25 4Q25 1Q26 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.61% 2.67% 2.54% 2.71% 2.81% 1Q25 2Q25 3Q25 4Q25 1Q26 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income increased $0.6 million, or 9.5%, to $6.7 million from prior quarter, primarily driven by increases in Net gain on mortgage loans and Risk management and insurance fees • The increase in Net gain on mortgage loans was driven by higher origination volume • The increase in Risk management and insurance fees was driven by higher new case activity • Trust and investment management fees increased for the third consecutive quarter Total Non-Interest Income Trust and Investment Management Fees $7,345 $6,305 $6,842 $6,079 $6,656 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other 1Q25 2Q25 3Q25 4Q25 1Q26 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,677 $4,512 $4,629 $4,634 $4,751 1Q25 2Q25 3Q25 4Q25 1Q26 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased to $20.2 million from $21.3 million in the fourth quarter of 2025, primarily driven by a $1.4 million Other real estate owned ("OREO") write-down in the fourth quarter of 2025 and a decrease in Professional services, partially offset by an increase in Salaries and employee benefits • The increase in Salaries and employee benefits was primarily driven by payroll tax seasonality and an increase in bonus accruals as a result of improved earnings during the quarter • The efficiency ratio improved from 74.88% as of 4Q25 and 79.16% as of 1Q25 to 73.11% as of 1Q26 • Efficiency ratio improvement for the sixth consecutive quarter (1) See Non-GAAP reconciliation within the appendix. Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,441 $19,046 $20,066 $19,996 $20,164 1Q25 2Q25 3Q25 4Q25 1Q26 $— $5,000 $10,000 $15,000 $20,000 $25,000 79.16% 78.83% 76.38% 74.88% 73.11% 1Q25 2Q25 3Q25 4Q25 1Q26 —% 20.00% 40.00% 60.00% 80.00% 100.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • Non-performing assets decreased $3.3 million to $16.3 million in 1Q26 primarily driven by the sale of the Company's last remaining OREO property and pay downs • Non-accrual loans decreased $0.3 million to $16.3 million in 1Q26 driven by pay downs • Zero charge-offs during the quarter • Credit event resolution on an individually analyzed loan contributed to a provision release of $0.7 million during 1Q26 • ACL/Total loans at 0.77% in 1Q26 and 0.81% 4Q25 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans 0.59% 0.62% 0.70% 0.62% 0.50% 1Q25 2Q25 3Q25 4Q25 1Q26 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0.02% 0.03% 0.01% 0.02% 0.00% 1Q25 2Q25 3Q25 4Q25 1Q26 —% 0.05% 0.10% 0.15% 0.20% 0.25%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • New leadership added in Arizona, which represents good growth opportunities • Loan pipeline remains strong and should continue to result in solid loan growth in 2026 • Positive trends expected to continue ◦ Solid loan and deposit growth ◦ Continued expansion in net interest margin ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from continued revenue growth with disciplined expense control ◦ No meaningful deterioration expected in asset quality given the trends we are seeing in the portfolio and our clients continuing to perform well • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 03/31/26) (1) See Non-GAAP reconciliation within the appendix. (2) Based on internal policy guidelines. Consolidated Capital Ratios (as of 03/31/26) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 262,360 Unpledged Investment Securities 103,251 Borrowed Funds: Secured: FHLB Available 581,869 FRB Available 22,350 Other: Brokered Remaining Capacity 347,294 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,346,125 Loan-to-Deposit Ratio 94.7% 9.90% 9.90% 12.52% 7.88% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands) $130,704 $187,139 $208,760 $210,884 $220,695 $224,979 $227,323 $230,022 $234,138 $241,992 $16.44 $19.87 $21.99 $22.01 $22.83 $23.18 $23.39 $23.68 $24.07 $24.87 TCE TBV/Share 4Q20 4Q21 4Q22 4Q23 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $— $4 $8 $12 $16 $20 $24

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share (Dollars in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Total shareholders' equity $ 256,555 $ 258,847 $ 261,495 $ 265,560 $ 273,365 Goodwill and other intangibles, net 31,576 31,524 31,473 31,422 31,373 Tangible common equity $ 224,979 $ 227,323 $ 230,022 $ 234,138 $ 241,992 Common shares outstanding, end of period 9,704,320 9,717,922 9,714,711 9,725,731 9,728,968 Tangible common book value per share $ 23.18 $ 23.39 $ 23.68 $ 24.07 $ 24.87 Net income available to common shareholders $ 6,208 Return on tangible common equity (annualized) 10.26 %  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Non-interest expense $ 19,361 $ 19,099 $ 20,074 $ 21,306 $ 20,164 Less: OREO expenses and write-downs (80) 53 8 1,310 — Adjusted non-interest expense $ 19,441 $ 19,046 $ 20,066 $ 19,996 $ 20,164 Net interest income $ 17,453 $ 17,884 $ 19,454 $ 20,577 $ 20,883 Non-interest income 7,345 6,305 6,842 6,079 6,656 Less: unrealized gain (loss) recognized on equity securities 11 3 6 (6) (4) Less: net gain (loss) on loans accounted for under the fair value option 6 26 18 (44) (39) Less: net gain on loans held for sale 222 — — — — Adjusted non-interest income $ 7,106 $ 6,276 $ 6,818 $ 6,129 $ 6,699 Adjusted total income $ 24,559 $ 24,160 $ 26,272 $ 26,706 $ 27,582 Efficiency ratio 79.16% 78.83% 76.38% 74.88% 73.11%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) March 31, 2025 December 31, 2025 March 31, 2026 Income before income taxes $ 5,357 $ 4,435 $ 8,103 Plus: provision for (release of) credit losses 80 915 (728) Pre-tax, pre-provision net income $ 5,437 $ 5,350 $ 7,375 Allocation of the Allowance for Credit Losses (ACL) As of March 31, 2026 December 31, 2025 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 2,198 1.1% 10.6% 7.3% $ 2,210 1.2% 10.3% 7.2 % Non-Owner Occupied CRE 4,150 0.5 20.0 29.0 4,359 0.5 20.4 30.7 Owner Occupied CRE 853 0.4 4.1 7.9 846 0.4 3.9 7.7 Commercial and Industrial 6,372 2.6 30.6 9.3 6,892 3.0 32.1 8.5 Total Commercial 13,573 0.9 65.3 53.5 14,307 1.0 66.7 54.1 Consumer: Cash, Securities and Other 1,047 0.6 5.0 6.1 1,150 0.7 5.4 6.2 Consumer and Other 152 0.8 0.7 0.7 138 0.7 0.6 0.7 1-4 Family Residential 6,029 0.6 29.0 39.7 5,846 0.6 27.3 39.0 Total Consumer 7,228 0.6 34.7 46.5 7,134 0.6 33.3 45.9 Total allowance for credit losses $ 20,801 0.8% 100.0% 100.0% $ 21,441 0.8% 100.0% 100.0% (1) Represents the percentage of loans to total loans in the respective category.